--------------

                                    RWB/WPG
                                   U.S. LARGE
                                   STOCK FUND

                                 --------------












                                 ANNUAL REPORT
                               DECEMBER 31, 1997

RWB/WPG U.S. LARGE SOTCK FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1997

NUMBER                                         VALUE
OF SHARES           SECURITY                  (000's)
---------           --------                  -------

         COMMON STOCKS (99.7%)
         Basic Materials (4.9%)
24,775   Allegheny Teledyne Inc. .......$ ..      641
15,700   Crown Cork & Seal Inc. ............      787
19,275   Dow Chemical Co. ..................    1,956
20,400   Du Pont E I De Nemours & Co........    1,225
11,600   Fort James Corp. ..................      444
 8,900   Great Lakes Chemical Corp. ........      399
14,200   Hercules Inc. .....................      711
41,400   Kimberly-Clark Corp. ..............    2,042
 8,500   Phelps Dodge Corp. ................      529
21,600   Praxair Inc. ......................      972
 6,500   Rohm & Haas Co. ...................      622
                                               10,328

         CONSUMER CYCLICALS (12.2%)
 6,100   Armstrong World Industries Inc. ...      456
42,200  +Arrow Electronics, Inc. ...........    1,369
13,600   Black & Decker Corp. ..............      531
32,200   Chrysler Corp. ....................    1,133
 9,600   Clairborne (Liz) Inc. .............      401
14,400   CVS Corp. .........................      923
20,300   Dayton Hudson Corp. ...............    1,370
46,000   Ford Motor Co. ....................    2,240
22,000   Gannet Inc. .......................    1,360
14,100   Genuine Parts Co. .................      479
 7,100   Goodyear Tire & Rubber Co. ........      452
18,300   Hasbro Inc. .......................      576
55,700  +K Mart Stores .....................      644
37,600   King World Productions Inc. .......    2,171
 8,100   Knight-Ridder Corp. ...............      421
22,600   Masco Corp. .......................    1,150
39,450   Mattel Inc. .......................    1,470
36,000   May Department Stores Co. .........    1,897
12,400   Maytag Corp. ......................      463
 6,900   McGraw-Hill Companies Inc. ........      511
 8,900   New York Times Co. Cl A ...........      589
11,800   Paccar Inc. .......................      619
33,700   Penney (J.C.) Co. .................    2,033
11,400   Rite Aid Corp. ....................      669
36,102   The Limited Inc. ..................      921
25,600  +US West Media .....................      739
10,200   VF Corp. ..........................      469
                                               ------
                                               26,056
                                               ------

         CONSUMER NON - CYCLICALS (11.5%)
40,200   American Stores Co. ...............      827
37,400   Anheuser-Busch Companies Inc. .....    1,646
10,200   Avon Products Inc. ................      626
44,800   Campbell Soup Co. .................    2,604
21,600   Colgate- Palmolive Co. ............    1,588
37,400   Conagra Inc. ......................    1,227
11,000   CPC International Inc. ............    1,185
11,800   General Mills Inc. ................      845
32,350   Heinz H J Co. .....................    1,644


NUMBER                                         VALUE
OF SHARES           SECURITY                  (000's)
---------           --------                  -------

20,500   Newel Co. .........................   $  871
60,200   Olsten Corp. ......................      903
91,500   Philip Morris Companies Inc. ......    4,146
11,000   Pioneer Hi Bred International .....    1,180
10,000   Ralston Purina Co. - Ralston Group       930
50,400   Unilever NV ADR ...................    3,147
50,100   Wendy's International .............    1,206
                                               ------
                                               24,575
                                               ------

         ENERGY (9.9%)
 14,000  Coastal Corp. .....................      867
104,600  Exxon Corp. .......................    6,400
 28,850  Halliburton Co. ...................    1,498
160,400  Royal Dutch Petroleum Co ADR ......    8,691
 44,400  Schlumberger Ltd. .................    3,574
                                               ------
                                               21,030
                                               ------

         FINANCIAL (17.2%)
40,500   Allstate Corp. ....................    3,680
11,550   Aon Corp. .........................      677
11,500   Bankers Trust N.Y. Corp. ..........    1,293
40,300   Bear Stearns Companies Inc. .......    1,914
25,900   Chase Manhattan Corp. .............    2,836
13,400   Chubb Corp. .......................    1,013
19,700   Citicorp ..........................    2,491
33,900   Fannie Mae ........................    1,934
11,850   Fifth Third Bancorp ...............      969
33,000   First Chicago NBD .................    2,756
49,000   First Union Corp. .................    2,511
16,900   Golden West Financial .............    1,653
 4,300   Hartford Financial Services Group .      402
 8,500   Loews Corp. .......................      902
11,800   Marsh & McLennan Companies ........      880
43,000   Pacific Century Financial .........    1,064
28,600   PNC Bank ..........................    1,632
13,000   SAFECO Corp. ......................      634
 9,700   SLM Holding Corp. .................    1,350
 6,100   St Paul Companies Inc. ............      501
11,000   Torchmark Corp. ...................      463
 5,300   Transamerica Corp. ................      564
33,900   Travelers Group Inc. ..............    1,826
19,200   UNUM Corp. ........................    1,044
14,873   US Bancorp ........................    1,665
                                               ------
                                               36,654
                                               ------

         HEALTH (12.6%)
50,800   American Home Products Corp. ......    3,886
73,200   Bristol-Myers Squibb Co. ..........    6,927
33,700   Corning Inc. ......................    1,251
85,000   Pfizer Inc. .......................    6,338
52,800   Schering-Plough Corp. .............    3,280
31,100   Service Corp International ........    1,149
28,300  +Tenet Healthcare Corp. ............      937
24,800   Warner Lambert Co. ................    3,075
                                               ------
                                               26,843
                                               ------


Page 2              See notes to financial statements

RWB/WPG U.S. LARGE SOTCK FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1997

NUMBER                                         VALUE
OF SHARES           SECURITY                  (000's)
---------           --------                  -------

         INDUSTRIALS (3.8%)
25,300   Browning Ferris Industries Inc. ...    $ 936
13,400   Cooper Industries Inc. ............      657
32,600   Dover Corp. .......................    1,178
32,000   Harnischfeger Industries Inc. .....    1,130
15,900   Interpublic Group of Companies Inc.      792
31,900   Laidlaw Inc Cl B ..................      435
14,625   Parker Hannifin Corp. .............      671
12,600   Raychem Corp. .....................      542
 9,600   Stanley Works .....................      453
12,600   Textron Inc. ......................      787
 9,600   TRW Inc. ..........................      512
                                               ------
                                                8,093
                                               ------

        TECHNOLOGY (20.4%)
51,600  +Cadence Design Systems Inc. .......    1,264
46,600   CBS Corp. .........................    1,372
22,500  +Cisco Systems Inc. ................    1,254
38,700   Computer Associates
            International Inc. .............    2,046
44,400  +Dell Computer Corp.................    3,730
10,200   Eaton Corp. .......................      910
 4,900   General Dynamics Corp. ............      424
84,400   General Electric Co. ..............    6,193
43,300   GTE Corp. .........................    2,262
59,200   Intel Corp. .......................    4,159
25,300   International Business Machine Corp.   2,645
19,200   Lockheed Martin Corp. .............    1,891
23,200   Lucent Technologies Inc. ..........    1,853
26,000  +Microsoft Corp. ...................    3,361
 5,900   Northrop Corp. ....................      679
15,700   Pitney Bowes Inc. .................    1,412
19,500   Raytheon Co. ......................      985
45,400   Sprint Corp. ......................    2,662
32,600   US West Inc. ......................    1,471
38,400   Xerox Corp. .......................    2,834
                                               ------
                                               43,407
                                               ------

         TRANSPORTATION (1.1%)
34,500   Southwest Airlines Co. ............      849
24,900   Union Pacific Corp. ...............    1,555
                                               ------
                                                2,404
                                               ------

         UTILITIES (6.1%)
14,000   American Electric Power Co. .......      723
11,785   CINergy Corp. .....................      452
 5,700   Columbia Gas System Inc. ..........      448
40,700   Edison International ..............    1,107
61,200   Entergy Corp. .....................    1,832
14,200   FPL Group Inc. ....................      840
 9,200   GPU Inc. ..........................      388
18,300   Houston Industries Inc. ...........      488

NUMBER                                         VALUE
OF SHARES           SECURITY                  (000's)
---------           --------                  -------


65,926   SBC Communications ................    $4,829
36,500   Southern New England
            Telecommunications .............     1,836
                                                ------
                                                12,943
                                                ------

        TOTAL COMMON STOCKS
           (Cost $149,371) .................   212,333


PRINCIPAL
AMOUNT
(000's)
-------
        US GOVERNMENT
        OBLIGATION (0.2%)
           (Cost $499)
 $500  *US Treasury Bill Due 1/22/98........      499

        TOTAL INVESTMENTS (99.9%)
           (Cost $149,870) .................  212,832

        OTHER ASSETS IN EXCESS
          OF LIABILITIES (0.1%) ............      119

        TOTAL NET ASSETS (100.0%) .......... $212,951



NUMBER OF                                    UNREALIZED
CONTRACTS                                   DEPRECIATION
---------                                   ------------
        FUTURES PURCHASED
          (aggregate Futures Amount $497)
    2   March S & P 500 ....................       (7)


       +    Non-income producing security.
       *    Security pledged for futures purchased.






                       See notes to financial statements                 Page 3

RWB/WPG U.S. LARGE STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1997






ASSETS:
Investments at value (Cost $149,870,144) .....................      $212,831,683
Receivable for Fund shares sold ..............................           198,751
Dividends and interest receivable ............................           337,377
Deferred organizational expenses (Net of accumulated
   amortization of $61,407) ..................................             5,465
Prepaid expenses .............................................            14,678
                                                                    ------------
                                                                     213,387,954
                                                                    ------------

LIABILITIES:
Payable for management fee (Note 2) ...........................           45,663
Payable for shareholder servicing fee (Note 2) ................           18,276
Due to custodian ..............................................           77,352
Payable for Fund shares redeemed ..............................          243,540
Payable for variation margin ..................................              100
Accrued expenses ..............................................           51,972
                                                                    ------------
                                                                         436,903
                                                                    ------------

NET ASSETS ....................................................    $ 212,951,051
                                                                   =============

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par .........................    $      28,665
Paid-in surplus ...............................................      149,018,756
Undistributed net investment income ...........................          773,442
Undistributed realized gains on investments and futures .......          175,889
Net unrealized appreciation on investments and futures ........       62,954,299
                                                                    ------------
Net Assets applied to 28,664,370 shares of beneficial interest
        with $0.001 par value (authorized shares unlimited) ...    $ 212,951,051
                                                                   =============


UNREALIZED APPRECIATION\(DEPRECIATION)*
   Gross appreciation .........................................      64,133,106
   Gross depreciation .........................................      (1,178,807)
                                                                    ------------
Net unrealized appreciation ...................................      62,954,299
                                                                   =============


Net asset value, offering and redemption price per share
   as of the close of business on December 31, 1997  ..........   $        7.43
                                                                   =============

* Based on cost of securities for Federal Income tax purposes which does not differ from book cost.


Page 4                    See notes to financial statements

RWB/WPG U.S. LARGE STOCK FUND

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997


INVESTMENT INCOME:
Dividends .............................   $4,035,270
Interest ..............................       55,951
                                          ----------           $4,091,221
EXPENSES:
Investment advisory fee (Note 2) ......      539,408
Shareholder service fee (Note 2) ......      251,360
Fund Accounting expense ...............       89,500
Professional fees .....................       58,000
Custodian fees and expenses (Note 5) ..       43,633
Transfer agent fee and expenses .......       36,595
Registration fees .....................       18,000
Amortization of organizational expenses       15,000
Shareholder reports ...................       15,000
Trustees' fees and expenses ...........        9,864
Other expenses ........................       20,435
                                           ---------
                                           1,096,795
Less waiver of fees by Adviser (Note 2)      (36,041)
Less expenses paid directly (Note 5) ..       (2,633)
                                           ---------
                                                                1,058,121
                                                              -----------
NET INVESTMENT INCOME                                           3,033,100

NET REALIZED GAINS ON INVESTMENTS AND FUTURES                  25,418,479
NET CHANGE IN UNREALIZED APPRECIATION ON
        INVESTMENTS AND FUTURES                                26,788,609
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $55,240,188
                                                              ===========



STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                                                                         1997             1996
                                                                         ----             ----
OPERATIONS:
Net investment income ..........................................   $   3,033,100    $   3,734,543
Net realized gains on investments and futures ..................      25,418,479       25,671,355
Net change in unrealized appreciation on investments and futures      26,788,609        6,039,397
                                                                   -------------    -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........      55,240,188       35,445,295
                                                                   -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .....................................      (2,702,229)      (3,149,567)
From capital gains .............................................     (28,496,233)     (22,834,359)
                                                                   -------------    -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ......................     (31,198,462)     (25,983,926)
                                                                   -------------    -------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST - (Note 4)
Shares sold ....................................................      19,457,474       47,410,428
Dividends and Distributions reinvested .........................      30,787,326       25,668,369
Shares redeemed ................................................     (61,560,976)     (56,475,924)
                                                                   -------------    -------------
NET INCREASE/(DECREASE) FROM FUND SHARE TRANSACTIONS ...........     (11,316,176)      16,602,873
                                                                   -------------    -------------

TOTAL INCREASE IN NET ASSETS ...................................      12,725,550       26,064,242

NET ASSETS BEGINNING OF YEAR ...................................     200,225,501      174,161,259
                                                                   -------------    -------------
NET ASSETS END OF YEAR (including undistributed net investment
        income of $773,442 and $644,641) .......................   $ 212,951,051    $ 200,225,501
                                                                   =============    =============




                       See notes to financial statements                 Page 5

RWB/WPG U.S. LARGE STOCK FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND ACCOUNTING POLICIES: RWB/WPG U.S. Large Stock Fund (formerly the U.S. Large Stock Fund) (the "Fund") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, open-end management company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

PORTFOLIO VALUATION: Portfolio securities listed or admitted to trading on a national securities exchange are valued at the last sale price, on such exchange, as of the close of regular trading on the New York Stock Exchange on the day the valuation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and asked prices. Short-term debt securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent fair value. If other securities and assets for which market quotations are not readily available are held by the Fund, they are valued at their fair value as determined, in good faith, by the Fund's Valuation Committee as authorized by the Fund's Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded utilizing the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid at least annually. Distributions from capital gains are declared by December 31 of the year in which they are earned and are paid by January 31 of the following year. To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gains.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. No federal income tax or excise tax provision is required. The federal income tax basis of investments approximates cost.

ORGANIZATIONAL EXPENSES: Organizational and initial offering expenses paid by the Fund are amortized on a straight-line method over a sixty-month period.

FUTURES: A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt or payment is known as a "variation margin" and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts which are traded on exchanges.

FINANCIAL RISKS: The Fund may enter into futures contracts to protect against adverse movements in the price of securities in the investment portfolio. Certain risks are associated with the use of futures. The predominant risk is that the movement in price of the instrument underlying the future may not correlate perfectly with the movement of the price of the asset being hedged.

USE OF ESTIMATES: Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

RWB/WPG U.S. LARGE STOCK FUND

NOTE 2 - Investment Advisory Fee and Other Transactions with Affiliates: The investment advisory fee is earned by Weiss, Peck & Greer, L.L.C. ("WPG"). Under the Fund's Investment Advisory agreement, the advisory fee is calculated at the following rates: 0.26% of the Funds average daily net assets not exceeding $500 million, 0.24% in excess of $500 million up to $1 billion, 0.22% of assets in excess of $1 billion up to $2 billion and 0.20% in excess of $2 billion. Such fees are paid monthly. For the period January 1, 1997 through July 17, 1997 WPG had voluntarily agreed to limit the Fund's total operating expenses to 0.63% or less (determined by average net assets). Effective July 18, 1997 the voluntary expense limit became 0.42% of average net assets.

Reinhardt Werba Bowen Advisory Services ("RWB") receives an asset allocation fee up to 2% annually of assets from shareholders (not a Fund expense) participating in their Strategic Asset Money Management program. For the period January 1, 1997 through July 17, 1997 RWB was entitled to receive a fee from the Fund for shareholder servicing functions provided, equal to 0.14% of daily average net assets. Effective July 18, 1997 the shareholder servicing fee was reduced to 0.10% of daily average net assets. Certain transactions and service charges may also be imposed by institutions serving as financial intermediaries in the purchase and custody of Fund shares held. No part of these fees is received by the Fund or the Adviser.

Certain officers and Trustees of the Fund are "affiliated persons", as defined in the Act, of WPG.

NOTE 3 - SECURITIES TRANSACTIONS: During the year ended December 31, 1997, sales proceeds and cost of securities purchased (other than short-term investments and options written), amounted to $149,579,219 and $111,594,237, respectively. Brokerage commissions on the above transactions amounted to $193,235. Of this amount, $192,857 was received by WPG. These amounts do not include profits earned in connection with the execution of principal transactions, none of which were received by WPG.

NOTE 4 - TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST: Transactions in the Fund's Shares of Beneficial Interest were as follows (000's omitted):

                               YEAR ENDED
                               DECEMBER 31,
                               ------------
                             1997      1996
                             ----      ----
Shares sold .............    2,574     6,976
Dividends and
 distributions reinvested    4,144     3,803
Shares redeemed .........   (8,145)   (7,923)
                            ------    ------
Net increase/(decrease)..   (1,427)    2,856
                            ======     =====

NOTE 5 - The Fund has entered into an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended December 31, 1997, the Fund's custodian fees amounted to $43,633 of which $2,633 was offset by such credits. The Fund could have invested its cash balances elsewhere if it had not agreed to a reduction in fees under the expense offset arrangement with the custodian.

NOTE 6 - RECLASSIFICATION OF CAPITAL ACCOUNTS: In accordance with the adoption of Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies", the Fund reclassified $202,070 from undistributed net investment income to undistributed net realized gains at December 31,1997. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 7 - FEDERAL INCOME TAX STATUS OF
DIVIDENDS - (UNAUDITED)
The following tax information represents the designation of various tax benefits relating to the fiscal year ended December 31, 1997:

The percentage of investment company taxable income eligible for the dividends received deduction available for certain corporate shareholders with respect to the fiscal year ended December 31, 1997 is 100%.

Long-term capital gains distributions paid to shareholders by the Fund during the fiscal year ended December 31, 1997 whether taken in shares or in cash is $20,389,546.

The above figures may differ from those cited elsewhere in the report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (financial reporting) purposes and Internal Revenue Service
(tax) purposes.

RWB/WPG U.S. LARGE STOCK FUND

FINANCIAL HIGHLIGHTS


                                                  Year            Year        Year         Year          Period
                                                  Ended           Ended        Ended       Ended         Ended
                                                12/31/97        12/31/96     12/31/95     12/31/94      12/31/93*
                                                --------        --------     --------     --------      ---------
Per Share Data:
   Net Asset Value at Beginning of Period ...   $     6.65     $   6.39   $    5.05      $   5.16     $    5.00
                                                ----------     --------   ---------      --------     ---------

      Net Investment Income .................   $     0.12     $   0.13   $    0.13      $   0.14     $    0.06
      Net Realized and Unrealized Gain/(Loss)
                        on Investments ......         1.93         1.12        1.58         (0.14)         0.20
                                                ----------     --------   ---------      --------     ---------
   Total Income from Operations .............         2.05         1.25        1.71          0.00          0.26
                                                ----------     --------   ---------      --------     ---------

      Dividends from Net Investment Income ..        (0.11)       (0.12)      (0.13)        (0.11)        (0.06)
      Distributions from Capital Gains ......        (1.16)       (0.87)      (0.24)         0.00         (0.04)
                                                ----------     --------   ---------      --------     ---------
   Total Distributions ......................        (1.27)       (0.99)      (0.37)        (0.11)        (0.10)
                                                ----------     --------   ---------      --------     ---------

   Net Asset Value End of Period ............   $     7.43     $   6.65   $    6.39      $   5.05     $    5.16
                                                ==========     ========   =========      ========     =========

Total return ................................        30.83%       19.33%      33.81%         0.06%         5.09%
Net assets at end of period (000's) .........   $   212,951    $ 200,226  $  174,161      $106,850    $  66,845
Average commission rate per shares (B) ......   $    0.0350    $  0.0330        N/A           N/A          N/A

Ratios:
    Ratio of Expenses to Average Net Assets .         0.51%+       0.59%+      0.69%+        0.75%+       0.77%+(A)
    Ratio of Net Investment Income to
       Average Net Assets ...................         1.46%+       1.86%+      2.26%+        2.65%+       2.54%+(A)
    Portfolio Turnover Rate .................         54.2%        59.6%       27.1%         36.2%        27.1%(A)


*    From inception of Fund on 6/8/93.
(A)  Annualized
(B) As of 9/95 the SEC instituted new guidelines requiring the disclosure of average commissions per share.
+ The Advisor agreed not to impose its full fee from inception through December 31, 1997. Had the Advisor not so agreed, the ratio of expenses and net investment income to average net assets would have been 0.98% and 2.33% for the period ended 12/31/93, 0.79% and 2.61% for the year ended 12/31/94, 0.74% and 2.21% for the year ended 12/31/95, 0.62% and 1.83% for the year ended 12/31/96 and 0.53% and 1.44% for the year ended 12/31/97, respectively. The custody fee earnings credit had an effect of less than 0.01% per share on the above ratios.

Page 8                     See notes to financial statements

RWB/WPG U.S. Large Stock Fund

AVERAGE ANNUAL TOTAL RETURN

[Graph omitted here]

Graph depicts comparison of a $10,000 between RWB/WPG U.S. Large Stock Fund and the S&P 500 Index for the period 6/8/93 through December 31, 1997.

                           US LARGE                  S&P 500
                           --------                  -------
                          $10,000                   $10,000
6/93                       10,040                    10,080
9/93                       10,440                    10,338
12/93                      10,508                    10,577
3/94                       10,081                    10,174
6/94                       10,061                    10,214
9/94                       10,567                    10,716
12/94                      10,516                    10,717
3/95                       11,619                    11,760
6/95                       12,409                    12,881
9/95                       13,130                    13,910
12/95                      14,069                    14,736
3/96                       14,950                    15,539
6/96                       15,456                    16,245
9/96                       15,764                    16,745
12/96                      16,789                    18,141
3/97                       17,041                    18,627
6/97                       19,716                    21,879
9/97                       21,155                    23,516
12/97                      21,963                    24,191


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                   (for the periods ended December 31, 1997)
                                                          Since
                                               1 Year    inception*
                                              ------    ---------
RWB/WPG U.S. Large Stock Fund ............    30.83%      18.80%
S&P 500 Index ............................    33.36%      21.37%
--------------------------------------------------------------------------------
*Inception date 6/8/93.

Due to the risk averse nature of the Fund, its tilt toward value features, and sector weightings that have differed from the benchmark, the Fund underpperformed the S&P 500 Index in 1997. In June of 1997, while still maintaining risk and value characteristics, the sector weightings were reallocated so that they are now more in line with the benchmark.


Performance represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund results and the index assume the reinvestment of all capital gain distributions and income dividends. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The S&P 500 Stock Index is a broad based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of RWB/WPG U.S. Large Stock Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the RWB/WPG U.S. Large Stock Fund as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, and for the period from June 8, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RWB/WPG U.S. Large Stock Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from June 8, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.


New York, New York                                        KPMG Peat Marwick LLP
January 19, 1998

                                     RWB/WPG
                             U.S. LARGE STOCK FUND
                             REINHARDT WERBA BOWEN

                              1190 Saratoga Avenue
                                   Suite 200
                               San Jose, CA 95129
                            (800) 366-7266 Ext. 124


TRUSTEES
Raymond R. Herrmann, Jr.*                  William B. Ross*
Lawrence J. Israel*                        Harvey E. Sampson*
Graham E. Jones*                           Robert A. Straniere*
Paul Meek*                                 Alan B. Werba
*Member of Audit Committee

OFFICERS
Roger J. Weiss, President, Chairman and Trustee
Jay C. Nadel, Executive Vice President and Secretary
Francis H. Powers, Executive Vice President and Treasurer
Daniel Cardell, Vice President
Joseph J. Reardon, Vice President
Joseph Parascondola, Assistant Vice President

INVESTMENT ADVISER
Weiss, Peck & Greer, L.L.C.
One New York Plaza
New York, NY  10004

CUSTODIAN
Boston Safe Deposit and Trust Company
One Exchange Place
Boston, MA  02109

DIVIDEND DISBURSING AND
TRANSFER AGENT
First Data Investor Services Group
4400 Computer Drive
Westboro, MA  01581-5120

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, MA  02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, NY 10154